UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 3, 2018
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CELADON GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34533	13-3361050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9503 East 33rd Street One Celadon Drive, Indianapolis, IN	46235
(Address of principal executive offices)	(Zip Code)

(317) 972-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

[ ]	Emerging growth company
[ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Celadon Group, Inc., a Delaware corporation (the “Company”), previously disclosed in a press release issued April 2, 2018, that the Company expected the New York Stock Exchange (the “NYSE”) to initiate procedures to delist the Company’s common stock.  The Company confirms that it received a delisting notice on April 3, 2018 from the NYSE indicating that the NYSE suspended trading prior to market open on April 3, 2018, and would be commencing procedures to delist the Company’s common stock.  The delisting is due to the Company’s inability to become current with its Securities and Exchange Commission reporting obligations by May 2, 2018, the maximum time allowed under Section 802.01E of the NYSE Listed Company Manual.

Under NYSE delisting procedures, the Company has the right to appeal this determination.  The Company has considered the cost and likelihood of success of an appeal of the delisting decision, and has determined it does not intend to file an appeal.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, effective October 16, 2017, Bobby Peavler ceased serving as Chief Financial Officer of the Company.  Mr. Peavler resigned from the Company on March 16, 2018.  On April 3, 2018, the Company and Mr. Peavler entered into a Severance Agreement (the “Severance Agreement”), to be effective as of his resignation date.  Under the Severance Agreement, the Company will pay Mr. Peavler a total of $110,000, payable in six equal monthly installments, in exchange for Mr. Peavler agreeing to certain release, non-competition, non-solicitation, non-disparagement, and non-disclosure covenants.  In addition, the Severance Agreement contains customary indemnification and expense advancement provisions.

The description of the Severance Agreement does not purport to be complete and is qualified in its entirety by the full text of the Severance Agreement, which is filed herewith as Exhibit 10.1.
Item 9.01          Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT
	NUMBER	EXHIBIT DESCRIPTION
	10.1	Severance Agreement between Celadon Group, Inc. and Bobby Peavler.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELADON GROUP, INC.

Date: April 9, 2018	By:	/s/ Thomas S. Albrecht
Thomas S. Albrecht Executive Vice President, Chief Financial Officer, and Chief Strategy Officer

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
10.1	Severance Agreement between Celadon Group, Inc. and Bobby Peavler.